UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2016

SL Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4987	21-0682685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Fellowship Road, Suite A114, Mount Laurel, New Jersey	08054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (856) 727-1500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

Merger Agreement

On April 6, 2016, SL Industries Inc. (the “Company” or “SLI”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Handy & Harman Ltd., a Delaware corporation (“Parent”), Handy & Harman Group Ltd., a Delaware corporation and a wholly owned subsidiary of Parent (“AcquisitionCo”), and SLI Acquisition Co., a Delaware corporation and a wholly owned subsidiary of AcquisitionCo (“Merger Sub”), pursuant to which, among other things, Parent and AcquisitionCo have agreed to cause Merger Sub to make a cash tender offer (the “Offer”) to purchase any and all of the outstanding shares of the Company’s common stock, par value $0.20 per share (the “Shares”), at a purchase price of $40.00 per Share in cash (the “Offer Price”).  Parent is an affiliate of Steel Partners Holdings L.P. (“Steel Holdings”), which beneficially owns approximately 25.1% of the outstanding Shares.

Pursuant to the Merger Agreement, Merger Sub has agreed to commence the Offer no later than 10 business days after the date of the Merger Agreement.  Merger Sub’s obligation to accept for payment and pay for Shares pursuant to the Offer is subject to various conditions, including (a) expiration of the waiting period applicable to the purchase of Shares pursuant to the Offer or the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder, (b) a nonwaivable condition (the “Minimum Condition”) that there be validly tendered and not withdrawn prior to the expiration of the Offer that number of Shares that, when added to the Shares, if any, already owned by Parent and its subsidiaries, would represent at least a majority of all then outstanding Shares, (c) a nonwaivable condition (the “Supermajority of the Minority Condition”) that there be validly tendered and not withdrawn prior to the expiration of the Offer that number of Shares that would represent at least sixty percent (60%) of all then outstanding Shares not owned by Parent or any of its affiliates, (d) Shares held by stockholders that have properly exercised appraisal rights under Delaware law do not exceed ten percent (10%) of the Shares outstanding immediately prior to the expiration of the Offer, and (e) other customary conditions.  Satisfaction of the Supermajority of the Minority Condition will require the tender of approximately 70% of the currently outstanding Shares (inclusive of Shares beneficially owned by Steel Holdings and its affiliates). There is no financing condition to the obligations to consummate the Offer.

The Merger Agreement further provides that upon the terms and subject to the conditions set forth therein, following completion of the Offer, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of AcquisitionCo (the “Merger”). The Merger will be governed by Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), with no vote of the Company’s stockholders required to consummate the Merger.  In the Merger, each outstanding Share (other than Shares held by the Company or any of its subsidiaries, Parent, AcquisitionCo or Merger Sub or held by stockholders who are entitled to demand, and who properly demand, appraisal rights under Delaware law), will be converted into the right to receive cash in an amount equal to the Offer Price, without interest. The Merger is subject to the following closing conditions: (i) Merger Sub having accepted for payment all Shares validly tendered and not withdrawn in the Offer and (ii) there being in effect no law or order which makes the Merger illegal or otherwise prohibits the consummation of the Merger.  Under the terms of the Merger Agreement, Company equity awards (stock options, restricted stock units and restricted stock) outstanding at the effective time of the Merger, whether vested or unvested or exercisable or unexercisable, will become fully vested and will be cancelled and converted into the right to receive an amount in cash (less applicable tax withholdings) equal to the product of the Offer Price (or in the case of stock options, the Offer Price less the applicable exercise price) and the number of Shares subject to the award or issuable upon exercise thereof immediately prior to the effective time of the Merger.

The board of directors of the Company (the “Company Board”), upon the recommendation of a special committee of the Company Board consisting of independent directors (the “Special Committee”), has unanimously (a) approved and declared advisable the Merger Agreement, the Offer, the Merger and the other transactions contemplated by the Merger Agreement, (b) determined that it is fair to and in the best interests of the Company and the stockholders of the Company that the Company enter into the Merger Agreement and consummate the transactions contemplated thereby on the terms and subject to the conditions set forth in the Merger Agreement, (c) resolved that the Merger shall be effected under Section 251(h) of the DGCL and that the Merger shall be consummated as soon as practicable following the acceptance for payment of Shares pursuant to the Offer and (d) resolved to recommend to the stockholders of the Company that they accept the Offer and tender their Shares pursuant to the Offer.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent AcquisitionCo and Merger Sub, including, among other things, a covenant of the Company not to solicit alternative transactions or to provide information or enter into discussions in connection with alternative transactions, subject to certain exceptions with respect to specified third parties and to allow the Company Board to exercise its fiduciary duties. The Merger Agreement may be terminated under certain circumstances, including in connection with superior proposals as set forth therein. If the Company terminates the Merger Agreement to enter into an agreement for a superior proposal and in other specified circumstances, the Company would be required to pay AcquisitionCo a $5,265,000 termination fee and its transaction expenses up to $1,000,000.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this report and is incorporated herein by reference.

The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company, Parent, AcquisitionCo, Merger Sub or their respective subsidiaries or affiliates or stockholders. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Parent, AcquisitionCo, Merger Sub or any of their respective subsidiaries, affiliates, businesses or stockholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or Parent. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about the Company or Parent and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the Securities and Exchange Commission (the “SEC”).

Concurrently with the execution of the Merger Agreement, DGT Holdings Corp., a wholly owned subsidiary of Steel Holdings, entered into a Tender Agreement (the “Tender Agreement”) with the Company, Parent, AcquisitionCo and Merger Sub pursuant to which it agreed to promptly tender, and not withdraw, 994,840 Shares, or 25.1% of the outstanding Shares, into the Offer.  The foregoing summary of the Tender Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Tender Agreement, which is attached as Exhibit 10.1 to this report and incorporated herein by reference.

Additional Information and Where to Find It

The Offer described above has not yet commenced. This Current Report on Form 8-K is not an offer to buy or a solicitation of an offer to sell any shares of common stock of the Company. The solicitation and the offer to buy shares of common stock of the Company will be made pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that Parent, AcquisitionCo and Merger Sub intend to file with the SEC. In addition, the Company intends to file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 and a Schedule 13E-3 Transaction Statement with respect to the tender offer. Stockholders will be able to obtain the tender offer statement on Schedule TO, the offer to purchase, the Solicitation/Recommendation Statement of the Company on Schedule 14D-9, the Schedule 13E-3 Transaction Statement, as each may be amended or supplemented from time to time, and related materials with respect to the tender offer free of charge at the website of the SEC at www.sec.gov, and from any information agent named in the tender offer materials. Stockholders may also obtain, at no charge, any such documents filed with or furnished to the SEC by the Company under the “Investors Relations” section of the Company’s website at www.slindustries.com. STOCKHOLDERS ARE ADVISED TO READ THESE DOCUMENTS, INCLUDING ANY SOLICITATION/RECOMMENDATION STATEMENT OF THE COMPANY AND ANY AMENDMENTS THERETO, AS WELL AS ANY OTHER DOCUMENTS RELATING TO THE TENDER OFFER THAT ARE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO WHETHER TO TENDER THEIR SHARES INTO THE TENDER OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER.

Forward-Looking Statements

Statements in this communication (and the attached exhibits) regarding the proposed transaction for SLI, the expected timetable for completing the transaction, future financial and operating results, benefits of the transaction, future opportunities for SLI’s businesses and any other statements by management of SLI concerning future expectations, beliefs, goals, plans or prospects constitute forward-looking statements.  These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import.   Generally, forward-looking statements include expressed expectations, estimates and projections of future events and financial performance and the assumptions on which these expressed expectations, estimates and projections are based.  Statements that are not historical facts, including statements about the beliefs and expectations of the parties and their management, are forward-looking statements.  All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks and uncertainties and other factors that can cause actual events and results to differ materially from historical results and those projected.  Risks and uncertainties include the satisfaction of closing conditions for the transaction; the possibility that the transaction will not be completed, or if completed, not completed on a timely basis; the ability of the acquiring company to successfully integrate SLI’s business; and the risk that the expected benefits of the transaction may not be realized or maintained.

No assurances can be given that any of the transactions contemplated by the Merger Agreement will be completed or that the conditions to the Offer will be satisfied. A further list and description of additional business risks, uncertainties and other factors can be found in SLI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as other filings by SLI with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov. Many of the factors that will determine the outcome of the transaction are beyond SLI’s ability to control or predict.  As a result of these and other risks, the transaction may not be completed on the timeframe expected or at all. SLI does not undertake to update any forward-looking statements as a result of new information or future events or developments.

Item 5.03              Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

By-Law Amendment

On April 6, 2016, the Company Board approved an amendment to the By-Laws of the Company (the “By-Law Amendment”), which became effective immediately.  The By-Law Amendment added a new ARTICLE IX, Section 9.9 that designates the Court of Chancery of the State of Delaware (or, if such court does not have jurisdiction, the Superior Court of the State of Delaware, or, if such other court does not have jurisdiction, the United States District Court for the District of Delaware) as the sole and exclusive forum for any internal corporate claims, as such term is defined and used in Section 115 of the DGCL, unless the Company consents in writing to the selection of an alternative forum. The foregoing description of the By-Law Amendment does not purport to be complete and is qualified in its entirety by reference to the By-Law Amendment, which is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On April 7, 2016, the Company and Parent issued a joint press release announcing that the Company and Parent entered into the Merger Agreement.  A copy of such press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The information furnished in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any future filings by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01. Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of April 6, 2016 by and among SL Industries, Inc., Handy & Harman Ltd., Handy & Harman Group Ltd. and SLI Acquisition Co.
3.1	Amendment to By-Laws of SL Industries, Inc.
10.1	Tender Agreement dated as of April 6, 2016 between SL Industries, Inc., Handy & Harman Ltd., Handy & Harman Group Ltd., SLI Acquisition Co. and DGT Holdings Corp.
99.1	Press Release dated April 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 7, 2016	SL Industries, Inc.

	By:	/s/ Louis J. Belardi
		Name:	Louis J. Belardi
		Title:	Chief Financial Officer

Index of Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of April 6, 2016 by and among SL Industries, Inc., Handy & Harman Ltd., Handy & Harman Group Ltd. and SLI Acquisition Co.
3.1	Amendment to By-Laws of SL Industries, Inc.
10.1	Tender Agreement dated as of April 6, 2016 between SL Industries, Inc., Handy & Harman Ltd., Handy & Harman Group Ltd., SLI Acquisition Co. and DGT Holdings Corp.
99.1	Press Release dated April 7, 2016